Section 3: EX_99.2 (SUPPLEMENTAL FINANCIAL DATA DATED MAY 1, 2007)

Exhibit 99.2

BRE Properties, Inc. First Quarter 2007 Earnings Release and Supplemental Financial Data

Renaissance at Uptown Orange

460 Units

Orange, California

BRE Properties, Inc. 525 Market Street, 4th Floor San Francisco, CA 94105	Phone: Fax: E-mail:	415.445.6530 415.445.6505 ir@breproperties.com

Investor contact: Edward F. Lange, Jr.

EVP and Chief Operating Officer

415.445.6559

Media contact: Thomas E. Mierzwinski

VP, Corporate Communications

415.445.6525

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

First Quarter 2007

Earnings Release and

Supplemental Financial Data

BRE Properties, Inc.

Financial and Operating Highlights

First Quarter 2007

(Unaudited; in thousands, except per share, ratio and community data)

	Quarter Ended March 31,
	2007	2006
OPERATING INFORMATION
Total revenues (1)	$85,993	$78,836
Net income available to common shareholders	$11,914	$7,387
Per diluted share	$0.23	$0.14
Funds from Operations (2)	$32,156	$27,116
FFO per diluted share	$0.61	$0.51
Nonroutine income items	$0	$0
Nonroutine income items per diluted share	$0.00	$0.00
Other Expenses (3)	$0	$499
Other Expenses per diluted share	$0.00	$0.01
Dividends per share	$0.5375	$0.5125
Adjusted EBITDA (2)	$56,495	$53,183
Common dividends	$27,402	$26,425
Preferred dividends	$4,468	$4,468
Interest expense	$20,020	$20,790
Interest coverage ratio (4)	2.8	2.6
Fixed charge coverage ratio (4)	2.3	2.1
Same-store revenue increase/decrease	6.0%	6.6%
Same-store expense increase/decrease	-0.8%	6.2%
Same-store NOI increase/decrease	9.1%	6.8%
Operating margins	69%	68%

	3/31/07	3/31/06
CAPITALIZATION DATA
Net real estate investments	$2,799,823	$2,719,645
Total assets, gross	$3,342,167	$3,133,332
Total debt	$1,853,226	$1,644,825
Minority interest	$31,994	$60,812
Preferred stock (at liquidation preference)	$250,000	$250,000
Total shareholders’ equity	$968,597	$1,020,002
Common shares and units outstanding	51,576	52,298
Share price, end of period	$63.15	$56.00
Total market capitalization	$5,360,250	$4,823,513
Total book capitalization	$2,853,817	$2,725,639
Debt to total market capitalization	35%	34%
Debt to total book capitalization	65%	60%
Debt to total assets, gross	55%	52%
Secured debt to total assets	9%	10%

	3/31/07	3/31/06
COMMUNITY INFORMATION
Operating communities:
Wholly or Majority Owned Communities	81	84
Wholly or Majority Owned Units	22,681	23,954
Unconsolidated Joint Venture Communities	9	2
Unconsolidated Joint Venture Units	2,672	488
Communities under development:
Communities	11	11
Units	3,089	2,899

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income.

(2)	Please refer to Exhibit C for definitions and reconciliations of all non-GAAP financial measures presented in this package.

(3)	For 2006 Other Expenses represent Red Hawk Ranch litigation costs.

(4)	Interest coverage represents ratio of Adjusted EBITDA to interest expense. Fixed charge coverage represents ratio of Adjusted EBITDA to interest expense plus preferred stock dividends.

BRE Properties, Inc.

Consolidated Balance Sheets

First Quarter 2007

(Unaudited, dollar amounts in thousands except per share data)

	March 31, 2007	December 31, 2006
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,743,076	$2,726,159
Construction in progress	287,402	242,509
Less: accumulated depreciation	(420,385)	(401,893)

	2,610,093	2,566,775

Equity interests in and advances to real estate joint ventures:
Investments in rental properties	39,202	38,846
Land under development	150,528	146,659

Total real estate portfolio	2,799,823	2,752,280
Cash	59,536	10,082
Other assets	62,423	61,129

TOTAL ASSETS	$2,921,782	$2,823,491

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,590,000	$1,290,000
Unsecured line of credit	—	115,000
Secured line of credit	75,000	75,000
Mortgage loans	188,226	188,910
Accounts payable and accrued expenses	67,965	77,192

Total liabilities	1,921,191	1,746,102

Minority interests	31,994	100,544

Shareholders’ equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 10,000,000 shares with $25 liquidation preference issued and outstanding at March 31, 2007 and December 31, 2006, respectively.	100	100
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 50,692,928 and 50,484,614 at March 31, 2007 and December 31, 2006, respectively.	507	505
Additional paid-in capital	967,990	976,240

Total shareholders’ equity	968,597	976,845

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,921,782	$2,823,491

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended March 31, 2007 and 2006

(Unaudited, dollar and share amounts in thousands)

	Three months ended 3/31/07	Three months ended 3/31/06
REVENUE
Rental income	$82,356	$75,382
Ancillary income	3,637	3,454

Total revenue	85,993	78,836
EXPENSES
Real estate expenses	$26,292	$25,162
Depreciation	19,514	19,131
Interest expense	20,020	20,790
General and administrative	4,816	4,440
Other expenses	—	499

Total expenses	70,642	70,022
Other income	1,167	694

Income before minority interests, partnership income and discontinued operations	16,518	9,508
Minority interests	(579)	(908)
Partnership income	443	77

Income from continuing operations	16,382	8,677
Discontinued operations:
Discontinued operations, net (1)	—	3,178
Net gain on sales	—	—

Total discontinued operations	—	3,178
NET INCOME	$16,382	$11,855
Dividends attributable to preferred stock	4,468	4,468

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$11,914	$7,387

Net income per common share - basic	$0.24	$0.14

Net income per common share - assuming dilution	$0.23	$0.14

Weighted average shares outstanding - basic (2)	50,620	51,130

Weighted average shares outstanding - assuming dilution (2)	51,860	52,345

(1)	Details of net earnings from discontinued operations. For 2006 includes seven properties sold in April of 2006.

	Three months ended 3/31/07	Three months ended 3/31/06
Rental and ancillary income	—	5,086
Real estate expenses	—	(1,908)
Depreciation	—	—

Income from discontinued operations, net	—	$3,178

(2)	See analysis of weighted average shares and ending shares at page 9.

BRE Properties, Inc.

Consolidated Balance Sheets-Past Five Quarters

(Unaudited, dollar amounts in thousands except per share data)

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental properties	$2,743,076	$2,726,159	$2,680,948	$2,656,658	$2,588,423
Construction in progress	287,402	242,509	215,650	134,293	175,001
Less: accumulated depreciation	(420,385)	(401,893)	(383,870)	(366,222)	(348,418)

	2,610,093	2,566,775	2,512,728	2,424,729	2,415,006
Equity interests in real estate joint ventures:
Investments in rental properties	39,202	38,846	38,617	38,644	10,033
Real estate held for sale	—	—	—	—	196,179
Land under development	150,528	146,659	47,333	106,206	98,427

Total real estate portfolio	2,799,823	2,752,280	2,598,678	2,569,579	2,719,645
Cash	59,536	10,082	13,649	4,365	16,062
Other assets	62,423	61,129	62,345	52,759	49,207

TOTAL ASSETS	$2,921,782	$2,823,491	$2,674,672	2,626,703	$2,784,914

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Unsecured senior notes	$1,590,000	$1,290,000	$1,290,000	$980,000	$980,000
Unsecured line of credit	—	115,000	—	180,000	386,000
Secured line of credit	75,000	75,000	75,000	75,000	75,000
Mortgage loans	188,226	188,910	202,344	203,087	203,825
Accounts payable and accrued expenses	67,965	77,192	61,681	61,408	59,275

Total liabilities	1,921,191	1,746,102	1,629,025	1,499,495	1,704,100

Minority interests	31,994	100,544	60,044	60,043	60,812

Shareholders’ equity:
Preferred stock	100	100	100	100	100
Common stock	507	505	503	514	513
Additional paid-in capital	967,990	976,240	985,000	1,066,551	1,019,389

Total shareholders’ equity	968,597	976,845	985,603	1,067,165	1,020,002

TOTAL LIABILITIES AND EQUITY	$2,921,782	$2,823,491	$2,674,672	$2,626,703	$2,784,914

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June. 30, 2006	Mar. 31, 2006
REVENUE
Rental income	$82,356	$80,953	$80,344	$78,466	$75,382
Ancillary income	3,637	3,607	4,141	3,621	3,454

Total revenue	85,993	84,560	84,485	82,087	78,836
EXPENSES
Real estate expenses	$26,292	$24,674	$26,535	$26,163	$25,162
Depreciation	19,514	18,975	18,353	18,376	19,131
Interest expense	20,020	19,357	20,372	19,680	20,790
General and administrative	4,816	4,724	3,972	4,745	4,440
Other expenses	—	—	576	62	499

Total expenses	70,642	67,730	69,808	69,026	70,022
Other income	1,167	773	1,751	23,605	694
Income before minority interests, partnership income and discontinued operations	16,518	17,603	16,428	36,666	9,508
Minority interests	(579)	(720)	(897)	(897)	(908)
Partnership income	443	409	432	231	77

Income from continuing operations	16,382	17,292	15,963	36,000	8,677
Discontinued operations:
Discontinued operations, net (1)	—	—	—	783	3,178
Net gain on sales	—	—	—	38,302	—

Total discontinued operations	—	—	—	39,085	3,178

NET INCOME	$16,382	$17,292	$15,963	$75,085	$11,855
Dividends attributable to preferred stock	4,468	4,468	4,468	4,468	4,468

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$11,914	$12,824	$11,495	$70,617	$7,387

Net income per common share - basic	$0.24	$0.25	$0.23	$1.38	$0.14

Net income per common share - diluted	$0.23	$0.25	$0.22	$1.33	$0.14

Weighted average shares outstanding - basic	50,620	50,410	50,875	51,335	51,130

Weighted average shares outstanding - assuming dilution	51,860	51,610	52,090	53,520	52,345

(1) Details of earnings from discontinued operations, net:
	Mar. 31, 2006	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	Mar. 31, 2006
Rental and ancillary income	—	—	—	$1,560	$5,086
Real estate expenses	—	—	—	(777)	(1,908)
Depreciation	—	—	—	—	—

Income from discontinued operations, net	—	—	—	$783	$3,178

BRE Properties, Inc.

Reconciliation of Funds from Operations (FFO), Capital Expenditures, and Continuing and Discontinued Operations

(In thousands, except per share, unit and per unit data)

	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	Jun. 30, 2006	Mar. 31, 2006
CALCULATION OF FFO
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$11,914	$12,824	$11,495	$70,617	$7,387
Add back/ exclude:
Depreciation from continuing operations	19,514	18,975	18,353	18,376	19,131
Depreciation from discontinued operations	—	—	—	—	—
Minority interests	579	720	897	897	908
Depreciation from unconsolidated entities	254	262	244	243	95
Net (gain) on sales	—	—	—	(38,302)	—
Less: Minority interests not convertible into common shares	(105)	(229)	(406)	(406)	(405)

FUNDS FROM OPERATIONS (1)	$32,156	$32,552	$30,583	$51,425	$27,116

Nonroutine income items (2)	—	—	—	$22,985	—

Other expenses (3)	—	—	$576	$62	$499

Weighted average shares and equivalents outstanding - assuming dilution	52,770	52,570	53,050	53,520	53,340
PER SHARE INFORMATION - ASSUMING DILUTION:
Funds from operations	$0.61	$0.62	$0.58	$0.96	$0.51
Non-routine income items (2)	$0.00	$0.00	$0.00	$0.43	$0.00
Other expenses (3)	$0.00	$0.00	$0.01	$0.00	$0.01

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit C for further definition.

(2)	Nonroutine income items includes a gains on sales of land totaling $3,485,000 and Red Hawk Ranch litigation settlement proceeds of $19,500,000 for the quarter ended June 30, 2006.

(3)	For the quarter ended September 30, 2006 Other Expenses relates to a prepayment penalty on notes retired prior to maturity. For all other quarters reported, Other Expenses represents litigation costs incurred in connection with a construction defect lawsuit related to Red Hawk Ranch apartment community, which was settled during the quarter ended June 30, 2006.

	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	Jun. 30, 2006	Mar. 31, 2006
CAPITAL EXPENDITURES
Capital expenditures (4)	$1,347	$4,209	$4,018	$4,395	$1,254

Average apartment units in period	22,720	22,373	22,175	22,725	24,442
Capital expenditures per apartment unit in period	$59	$188	$181	$193	$51
Capital expenditures per apartment unit-trailing four quarters	$621	$613	$646	$593	$571
Revenue enhancing rehabilitation costs	$7,319	$11,628	$8,823	$6,987	$5,557

(4)	Represents capital expenditures, excluding rehabilitation costs and development advances. The company expenses certain improvements related to the operation of apartment communities, including carpet, window covering and appliance replacements.

	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	Jun. 30, 2006	Mar. 31, 2006
RECONCILIATION OF CONTINUING AND DISCONTINUED OPERATIONS
Revenues from continuing operations	$87,603	$85,742	$86,668	$105,923	$79,607
Revenues from discontinued operations	—	—	—	1,560	5,086

Total Revenues	$87,603	$85,742	$86,668	$107,483	$84,693
Real estate expenses-continuing operations	$26,292	$24,674	$26,535	$26,163	$25,162
Real estate expenses-discontinued operations	—	—	—	777	1,908

Total Real Estate Expenses	$26,292	$24,674	$26,535	$26,940	$27,070
Total Net Operating Income	$61,311	$61,068	$60,133	$80,543	$57,623

Depreciation from continuing operations	$19,514	$18,975	$18,353	$18,376	$19,131
Depreciation from discontinued operations	—	—	—	—	—

Total Depreciation	$19,514	$18,975	$18,353	$18,376	$19,131

BRE Properties, Inc.

“Same-Store” Markets Summary

For the Quarters ended March 31, 2007 and 2006

(Dollar amounts in thousands)

	No. of Units	Revenues			Expenses
		Q1 2007	Q1 2006	% Change	Q1 2007	Q1 2006	% Change
California
L.A./Orange County	10,537	$27,644	$26,143	5.7%	$7,891	$8,087	-2.4%
San Diego	3,712	15,310	14,968	2.3%	4,119	4,122	-0.1%
San Francisco	5,191	13,171	11,949	10.2%	3,589	3,703	-3.1%
Sacramento	2,156	6,462	6,526	-1.0%	2,168	2,100	3.2%
Pacific Northwest
Seattle	3,324	10,891	9,680	12.5%	3,618	3,569	1.4%
Mountain/Desert Markets
Phoenix	1,334	3,460	3,331	3.9%	1,302	1,280	1.7%

Total Same-Store (1)	20,386	$76,938	$72,597	6.0%	$22,687	$22,861	-0.8%

	No. of Communities	No. of Units	Net Operating Income
			Q1 2007	Q1 2006	% Change	% of Total
California
L.A./Orange County	37	10,537	$19,753	$18,056	9.4%	36%
San Diego	12	3,711	11,191	10,846	3.2%	21%
San Francisco	19	5,191	9,582	8,246	16.2%	18%
Sacramento	10	2,156	4,294	4,426	-3.0%	8%
Pacific Northwest
Seattle	13	3,324	7,273	6,111	19.0%	13%
Mountain/Desert Markets
Phoenix	3	1,334	2,158	2,051	5.2%	4%

Total Same-Store (1)	72	20,386	$54,251	$49,736	9.1%	100%

			Net Operating Income
	No. of Communities	No. of units	Q1 2007	Q1 2006
“Non Same-Store” Summary
Acquired properties (2)	4	930	$2,513	$1,531
Development properties (3)	3	664	1,421	677
Rehabilitation properties (4)	2	701	1,271	1,342
Discontinued operations (5)	7	2,184	—	3,178
Joint venture and other real estate income (6)	9	2,672	443	77
Commercial/other properties (7)	n/a	n/a	245	388
Other income	n/a	n/a	1,167	694

Total Non Same-Store	25	7,151	$7,060	$7,887

Less Properties Sold Q2 ‘06	(7)	(2,184)
Total All Units / NOI	90	25,353	$61,311	$57,623

(1)	Consists of stabilized properties owned by BRE for at least five full quarters, starting January 1, 2006.

(2)	Consists of NOI from properties acquired after January 1, 2006.

(3)	Consists of NOI from three properties (664 units) fully delivered in 2006 and one property (39 units) partially delivered with units under construction.

(4)	Consists of NOI from two properties which are under rehabilitation.

(5)	For 2006 includes results from seven properties sold and contributed to a joint venture in April 2006.

(6)	Consists primarily of our percentage of net income derived from joint venture investments in rental properties.

(7)	Consists of NOI from commercial properties that will later be converted to multi-family and other real estate expenses.

BRE Properties, Inc.

“Same -Store” Operating Metrics

As of March 31, 2007 and 2006

	No. of Units	Market Rent per Unit (1)			Occupancy (2)		Turnover Ratio (3)
		Q107	Q106	% Change	Q107	Q106	2007	2006
California
L.A./Orange County	6,825	$1,464	$1,411	4%	93.3%	94.3%	56%	56%
San Diego	3,712	1,490	1,451	3%	92.1%	95.1%	67%	65%
San Francisco	3,035	1,534	1,459	5%	94.2%	95.9%	49%	49%
Sacramento	2,156	1,087	1,091	0%	91.8%	95.6%	61%	61%
Pacific Northwest
Seattle	3,324	1,163	1,059	10%	94.2%	94.3%	53%	46%
Mountain/Desert Markets
Phoenix	1,334	939	912	3%	91.8%	97.5%	54%	61%

Total/Average Same Store (4)	20,386	$1,356	$1,301	4%	93.1%	95.0%	57%	56%

(1)	Represents, by region, weighted average market level rents for the period.

(2)	Represents average physical occupancy for the quarter. Excludes properties in lease-up.

(3)	Represents the annualized number of units turned over for the period, divided by the number of units in the region.

(4)	Consists of stabilized properties directly owned by BRE for at least five full quarters, starting January 1, 2006.

“Non Same-Store” Operating Metrics

Acquisition, Development, Rehabilitation,

and Joint Venture Communities - Q107 (5)

	Number of Units
	ACQ	DEV	REHAB	HELD FOR SALE	JV	Total	Market Rent/Unit	Average Occupancy
California
L.A./Orange County	684	664	—	—	—	1,348	$1,513	88.6%
San Diego	246	—	—	—	—	246	1,601	89.9%
San Francisco	—	—	453	—		453	1,629	59.5%
Sacramento	—	—	—	—	236	236	1,122	93.9%
Pacific Northwest
Seattle	—	—	248	—	—	248	1,302	93.0%
Mountain/Desert Markets
Phoenix	—	—	—	—	816	816	992	91.8%
Denver	—	—	—	—	1,620	1,620	859	94.7%

Total/Average Non-Same Store	930	664	701	—	2,672	4,967	$1,200	89.0%

Total/Average Portfolio						25,353	$1,325	92.3%

(5)	Consists of communities acquired and development properties delivered or stabilized after January 1, 2006, two communities currently under rehabilitation and nine communities contributed to JV arrangements.

BRE Properties, Inc.

Debt Structure and Share Analysis as of March 31, 2007

(Dollar and share amounts in thousands)

			For the three months ended March 31, 2007
	Balance Outstanding March 31, 2007	Average Life	Weighted Average Int. Rate	Percentage Total Debt	Percentage Gross Assets
FIXED RATE
Unsecured (1)	$1,590,000	5.82 years	5.63%	85.8%	47.6%
Secured	164,936	4.83 years	6.23%	8.9%	4.9%
Total fixed rate debt	$1,754,936	5.72 years	5.69%	94.7%	52.5%

VARIABLE RATE DEBT
Unsecured Line of credit (2)	—	2.75 years	—	0.0%	0.0%
Secured Line of credit	75,000	1.17 years	6.44%	4.0%	2.2%
Secured tax-exempt mortgages	23,290	1.23 years	4.49%	1.3%	0.7%
Total variable rate debt	$98,290	1.18 years	5.98%	5.3%	2.9%

TOTAL DEBT	$1,853,226	5.48 years	5.71%	100.0%	55.4%

Ratio of debt to total market capitalization	35%
Interest expense coverage - YTD ‘07 (3)	2.8 x
Fixed charge coverage - YTD ‘07 (3)	2.3 x

SCHEDULED PRINCIPAL PAYMENTS

	Unsecured	Secured	Total
2007	$50,000	$14,144	$64,144
2008 (3)	—	97,586	97,586
2009	200,000	19,340	219,340
2010	150,000	33,271	183,271
2011	250,000	2,127	252,127
2012	460,000	66,645	526,645
Thereafter	480,000	30,113	510,113

Total	$1,590,000	$263,226	$1,853,226

SENIOR UNSECURED DEBT RATINGS

Moody’s	Baa2	(stable	)
Standard & Poor’s	BBB	(stable	)
Fitch	BBB	(stable	)

CAPITALIZED INTEREST

	Qtr. Ended 3/31/2007	Qtr. Ended 3/31/2006
Interest capitalized	$5,823	$3,661

SUMMARY OF COMMON SHARES

	Qtr. Ended 3/31/2007	Qtr. Ended 3/31/2006
Weighted average shares outstanding (5)	50,620	51,130
Weighted average OP units	910	995
Dilutive effect of stock awards	1,240	1,215

Diluted shares - FFO (6)	52,770	53,340
Less: Anti-dilutive OP Units (7)	(910)	(995)

Diluted shares - EPS(8)	51,860	52,345

	As of 3/31/2007	As of 3/31/2006
Ending
Shares outstanding at end of period	50,693	51,317
OP units at end of period	883	981
Dilutive effect of stock awards	1,240	1,295

Total	52,816	53,593

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 3/31/2007	Qtr. Ended 3/31/2006
8.08% Series B, $25 per share liquidation pref.	3,000	3,000
6.75% Series C, $25 per share liquidation pref.	4,000	4,000
6.75% Series D, $25 per share liquidation pref.	3,000	3,000

	10,000	10,000

(1)	Includes $460 million in convertible senior notes.

(2)	At March 31, 2007 we had a revolving Line of credit providing up to $600 million priced at LIBOR plus 57.5 bp, maturing in January 2010.

(3)	Represents interest expense and preferred stock dividend payment coverage for the three months ended March 31, 2007.

(4)	Includes the scheduled maturity of our secured line of credit. At March 31 2007, the outstanding balance was $75 million.

(5)	Represents denominator for shares in the calculation of basic earnings per share.

(6)	Represents denominator for shares in the calculation of diluted FFO per share.

(7)	Under FAS 128, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.

(8)	Represents denominator for shares in the calculation of diluted EPS.

BRE Properties, Inc.

Development Communities and Land Held for Development

March 31, 2007

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Units	Cost Incurred (1)	Estimated Cost	Balance to Complete	Product Type	First Units Delivered	Estimated Completion (2)
The Stuart at Sierra Madre Villa Pasadena, CA	188	51.3	57.5	6.2	Podium	2Q/2007	3Q/2007
Renaissance at Uptown Orange Orange, CA	460	97.7	114.7	17.0	Wrap	1Q/2007	1Q/2008
Avenue 64 Emeryville, CA	224	50.2	66.7	16.5	Podium	3Q/2007	1Q/2008
5600 Wilshire Los Angeles, CA	284	54.6	129.6	75.0	Podium	3Q/2008	1Q/2009
Stadium Park I Anaheim, CA	320	28.3	81.5	53.2	Podium	3Q/2008	2Q/2009
Taylor 28 Apartments Seattle, WA	197	12.7	59.8	47.1	Podium	1Q/2009	2Q/2009

Total CIP	1,673	$294.8	$509.8	$215.0

LAND OWNED (3)	Number of Units	Cost Incurred	Estimated Cost	Estimated Const. Start	Product Type
Stadium Park II Anaheim, CA	243	19.4	70.7	3Q/2007	Wrap
Crossings (4) Santa Clara, CA	278	31.2	85.9	4Q/2007	Podium
Belcarra Apartments (5) Bellevue, WA	tbd	19.4	tbd	tbd	tbd
Pleasanton Pleasanton, CA	250	10.8	72.1	1H/2009	Garden
Wilshire La Brea Los Angeles, CA	645	69.7	320.3	2H/2008	Mid rise

Total LUD	1,416	$150.5	$549.0

Projected Composite Yield Upon Stabilization (6)		6.75% - 7.75%

LAND UNDER CONTRACT (7)	Number of Units	Cost Incurred (8)	Estimated Cost (9)	Estimated Const. Start	Product Type
Riverside, CA	208	$1.1	$46.2	2H/2008	Garden
Pasadena II, CA	212	1.2	77.6	1H/2008	Podium
Mercer Island, WA	162	0.8	50.1	2H/2008	Podium
Walnut Creek, CA	361	2.6	126.0	1H/2009	Podium
Sunnyvale, CA	348	1.5	125.4	1H/2009	Wrap

Total	1,291	$7.2	$425.3

(1)	Reflects all recorded costs incurred as of March 31, 2007, recorded on our consolidated balance sheets as “direct investments in real estate-construction in progress.” Included in this amount is $7.4 million of costs for the 39 completed units on Renaissance at Uptown Orange which is reflected on our Consolidated Balance Sheet as “direct investments in real estate-investments in rental properties.”

(2)	“Completion” is defined as our estimate of when an entire project will have a final certificate of occupancy issued and be ready for occupancy. Completion dates have been updated to reflect our current estimates of receipt of final certificates of occupancy, which are dependent on several factors, including construction delays and the inability to obtain necessary public approvals.

(3)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. As these contracts are finalized, projects are transferred to construction in progress

(4)	Costs incurred reflects purchase price of 7.3 acre site. BRE intends to retain a portion for development and sell the excess parcel.

(5)	Project site plan and product type currently under review.

(6)	Represents weighted average projected stabilized yield for construction in progress and land under development.

(7)	Land under contract represents land parcels for which we have signed a purchase and sale agreement and commenced the entitlement process.

(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.

(9)	Estimated costs for properties categorized as Land Under Contract are subject to change during the process of entitlement.

BRE Properties, Inc.	Exhibit A
Sequential “Same-Store” Multifamily Markets Summary
Last five quarters

REVENUES

	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006
California
L.A./Orange County	-0.1%	0.3%	2.6%	2.7%	0.2%
San Diego	-1.2%	-0.6%	1.0%	3.1%	-2.0%
San Francisco	3.9%	0.6%	2.4%	2.9%	0.2%
Sacramento	-0.8%	-2.5%	1.1%	1.3%	-0.9%
Pacific Northwest
Seattle	3.4%	-0.2%	3.3%	5.5%	1.9%
Mountain/Desert Markets
Phoenix	-0.8%	0.3%	1.1%	3.2%	1.8%

Total Same Store	0.7%	-0.2%	2.2%	3.1%	-0.1%

EXPENSES (1)

	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006
California
L.A./Orange County	1.4%	-5.1%	-5.4%	7.3%	11.7%
San Diego	4.0%	-12.2%	2.6%	6.6%	8.8%
San Francisco	8.7%	-9.4%	0.7%	-2.3%	-0.7%
Sacramento	3.8%	-3.5%	2.2%	0.8%	13.2%
Pacific Northwest
Seattle	6.9%	-7.2%	5.6%	-3.2%	14.8%
Mountain/Desert Markets
Phoenix	15.2%	-17.4%	4.9%	2.0%	13.5%

Total Same Store	4.8%	-8.0%	0.0%	3.1%	9.5%

NET OPERATING INCOME

	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006
California
L.A./Orange County	-0.7%	2.6%	6.4%	0.6%	-4.2%
San Diego	-3.0%	4.1%	0.4%	1.7%	-5.5%
San Francisco	2.3%	4.7%	3.1%	5.3%	0.6%
Sacramento	-3.0%	-2.0%	0.6%	1.5%	-6.5%
Pacific Northwest
Seattle	1.7%	3.4%	2.2%	10.6%	-4.4%
Mountain/Desert Markets
Phoenix	-8.4%	11.8%	-1.2%	4.0%	-4.3%

Total Same Store	-0.9%	3.3%	3.1%	3.1%	-4.0%

(1)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.

BRE Properties, Inc.	Exhibit B
Net Asset Value Calculation, Annualized Q1 2007
(Amounts in thousands, except per share data)

Overall portfolio capitalization rate: 4.75% (1)

	Calculation per Actual-Q1 ‘07	Adjustments		As Adjusted
Annualized revenues and expenses:
Current rental revenues	$329,424			$329,424
Partnership and ancillary revenues	16,320			16,320

Total real estate revenues	345,744	($9,781	)(2), (3)	$335,963
Total real estate expenses	(105,168)	4,368	(2), (3)	(100,800)

Annualized real estate net operating income	$240,576	($5,413)		$235,163
Real estate asset value	5,064,758			$4,950,800
Value of other assets:
Properties acquired @ 1.0x cost	—	55,113	(2)	$55,113
Construction in progress @ 1.20x cost	344,882	104,333	(3)	449,215
Land under development @1.20x cost	180,634	—		180,634
Receivables and other assets, tangible	90,475			90,475
Other liabilities and nonconvertible minority interest	(76,072)			(76,072)

Total value of other assets	$539,919	$159,446		$699,365
Value of all assets:
Real estate asset value	$5,064,758			$4,950,800
Value of other assets	539,919			699,365

Total asset value	$5,604,677			$5,650,165
Debt and preferred equity:
Mortgage loans	$188,226			$188,226
Unsecured senior notes	1,590,000			1,590,000
Unsecured line of credit	—			—
Secured line of credit	75,000			75,000
Perpetual preferred stock	250,000			250,000

Total debt and preferred	$2,103,226			$2,103,226
Current equity value	$3,501,451			$3,546,939
Common shares outstanding	50,693			50,693
Operating partnership units	883			883
Dilution from stock based awards	1,240			1,240

Diluted shares/OP units outstanding	52,816			52,816

CURRENT NET ASSET VALUE PER SHARE	$66.30			$67.16

1	Market cap rates	Current range
	San Francisco	4.00% - 4.75%
	San Diego	4.75% - 5.25%
	L.A. / Orange Co.	4.00% - 5.00%
	Sacramento	5.00% - 5.50%
	Seattle	4.50% - 5.50%
	Phoenix	4.75% - 5.50%
	Denver	4.75% - 5.50%
	Weighted average	4.30% - 5.15%

NAV Sensitivity

Cap Rate	$NAV /Share
5.00%	$62.47
4.75%	$67.16
4.50%	$72.36

[1]

The NAV calculation uses a cap rate of 4.75%, which is at the mid point of our estimated composite range. Market cap rates are based on market transactional data in each operating region, compiled internally, and updated as market conditions change.

[2]

Represents NOI adjustment for Carmel Summit, acquired October 31, 2006. Costs are added back at 1.0x and net operating income from this community is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $2.3M.

[3]

Represents Bridgeport Coast in Santa Clarita, CA, Galleria at Towngate in Moreno Valley, CA and Renaissance at Uptown Orange in Orange, CA which have commenced the lease up process or did not generate full rental revenues for the period. Cost is added back to CIP at 1.20x of cost, and NOI from those communities is subtracted to arrive at adjusted NOI. Adjustment reduces annualized NOI by $3.1M.

BRE Properties, Inc.	Exhibit C
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE’s definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated property, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 03/31/2007	Quarter Ended 03/31/2006
Net income available to common shareholders	$11,914	$7,387
Depreciation from continuing operations	19,514	19,131
Depreciation from discontinued operations	—	—
Minority interests	579	908
Depreciation from unconsolidated entities	254	95
Net gain on investments	—	—
Less: Minority interests not convertible to common	(105)	(405)

Funds from operations	$32,156	$27,116

Diluted shares outstanding - EPS (1)	51,860	52,345
Net income per common share - diluted	$0.23	$0.14

Diluted shares outstanding - FFO (1)	52,770	53,340
FFO per common share - diluted	$0.61	$0.51

(1)	See analysis of weighted average shares and ending shares at page 9.

BRE Properties, Inc.	Exhibit C, continued
Non-GAAP Financial Measure Reconciliations and Definitions
(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from property dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter ended 03/31/07	Quarter ended 03/31/06
Net income available to common shareholders	$11,914	$7,387
Interest	20,020	20,790
Depreciation	19,514	19,131

EBITDA	51,448	47,308
Minority interests	579	908
Net gain on sales	—	—
Dividends on preferred stock	4,468	4,468
Other expenses	—	499

Adjusted EBITDA	$56,495	$53,183

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core property operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter ended 03/31/07	Quarter ended 03/31/06
Net income available to common shareholders	$11,914	$7,387
Interest	20,020	20,790
Depreciation	19,514	19,131
Minority interests	579	908
Net gain on sales	—	—
Dividends on preferred stock	4,468	4,468
General and administrative expense	4,816	4,440
Other expenses	—	499

NOI	$61,311	$57,623

Less Non Same-Store NOI	7,060	7,887

Same-Store NOI	$54,251	$49,736